UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 29, 2021

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in charter)

Nevada	333-150332	46-5538504
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5000 Quorum Drive, STE 400 Dallas, TX	75254
(Address of Principal Executive Offices)	(zip code)

(904) 834-4400

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	COMS	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock	COMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2021, COMSovereign Holding Corp. (“we,” “us,” or “our company”) completed the acquisition of a 140,000-square-foot building on 12.7 acres in Tucson, Arizona for a purchase price of approximately $6.125 million, of which approximately $2.2 million was paid in cash and the balance was paid with the net proceeds of the $5.3 million term loan described below. We intend to use this facility for manufacturing, shipping and office space.

On January 29, 2021, in connection with the acquisition of our new manufacturing facility in Tucson, Arizona, our wholly-owned subsidiary, AZCOMS LLC (“AZCOMS”), the purchaser of such facility, entered into a secured loan agreement pursuant to which it received a loan in the amount of up to $5,355,000 that bears interest on the outstanding loan balance at the greater of (i) 8% per annum or (ii) 6.75% per annum in excess of the 1-month LIBOR rate, and matures on January 15, 2022. At the closing of the loan, the lender withheld $513,000 of the loan amount as an interest reserve, which we accounted for as a debt discount. In addition, $875,000 of the loan amount was withheld and may be disbursed at later dates to pay for lender-approved improvements to the property secured by the loan. Interest is payable monthly. The loan is due in full at maturity. Upon an event of default, the interest rate on the loan will increase by an additional 5.00% per annum, and the outstanding principal amount of the loan, accrued interest thereon and fees may become due on demand. Upon the maturity date or earlier date upon which the unpaid balance of the loan may become immediately payable due to acceleration, and on any prepayments of the loan, AZCOMS will owe an exit fee equal to the greater of (a) $53,850, or (b) 1.00% of the unpaid loan balance and all unpaid accrued interest and fees. Subject to certain terms and conditions and upon payment of a fee, AZCOMS may request a 6-month extension of the maturity date. The loan is secured by the land, building and certain other assets of AZCOMS and is guaranteed by our company and by our Chief Executive Officer, Daniel L. Hodges. In addition, all rights to leases and rent related to the land and building assets have been assigned to the lender for potential non-performance by AZCOMS of its obligations under the loan. This loan is subject to certain financial and non-financial covenants on the part of AZCOMS at the end of each fiscal quarter and fiscal year.

 The foregoing summary of the loan agreement is qualified in its entirety by the copy of the loan agreement attached as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 29, 2021, we completed our previously announced acquisition (the “Acquisition”) of Skyline Partners Technology LLC., a Colorado limited partnership that does business under the name Fastback Systems  (“Fastback”), pursuant to an Agreement and Plan of Merger and Reorganization dated as of August 24, 2020 (the “Merger Agreement”), by and among our company and our wholly-owned subsidiaries, CHC Merger Sub 8, LLC (“Merger Sub”) and John Helson, solely in his capacity as the representative of the members of Fastback.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2020, we agreed to acquire 100% of the outstanding membership interests of Fastback pursuant to the terms of the Merger Agreement. In accordance with the terms of the Merger Agreement, Merger Sub has merged with and into Fastback (the “Merger”), whereupon the separate corporate existence of Merger Sub ceased and Fastback, as the surviving entity of the Merger, became a wholly-owned subsidiary of our company.

We believe Fastback has been a leader in the development and commercialization of innovative intelligent backhaul radio (IBR) systems that deliver high-performance wireless connectivity to virtually any location, including those challenged by Non-Line of Sight (NLOS) limitations. Fastback’s advanced IBR products allow operators to economically add capacity and density to their macrocells and expand service coverage density with small cells. These solutions also allow operators to both provide temporary cellular and data service utilizing mobile/portable radio systems and provide wireless Ethernet connectivity.

In connection with the Merger, all of the issued and outstanding membership interests of Fastback were automatically cancelled and the members of Fastback received merger consideration consisting of, in the aggregate, (i) approximately $1.32 million in cash, (ii) $1.5 million aggregate principal amount of term notes (collectively, the “Term Notes”), and (iii) $11.15 million aggregate principal amount of convertible notes (collectively, the “Convertible Notes”).

The Term Notes bear interest at the rate of 10% per annum and mature on the earlier of (i) January 1, 2022, (ii) the date on which an aggregate of $6,000,000 worth of products and services are sold following the acquisition date by (A) Fastback or (B) our company and our subsidiaries (other than Fastback) to certain specified Fastback customers, or (iii) the date on which we issue and sell shares of our common stock or debt securities to investors in a bona-fide arms-length financing transaction for aggregate consideration of at least $12,000,000. Interest is payable in cash semiannually in arrears on each June 1 and December 1, commencing on June 1, 2021, and on the maturity date. Upon an event of default, the interest rate will automatically increase to 15% per annum compounded semiannually, and all unpaid principal and accrued interest may become due on demand. Upon maturity, the interest rate will automatically increase to 15% per annum compounded semiannually on any unpaid principal.

The Convertible Notes initially bear interest at the rate of 1.01% per annum, which is to be adjusted to the prime rate as published by the Wall Street Journal on each annual anniversary of the issuance date, and mature on January 29, 2026. Interest is payable in cash annually in arrears on each January 1. Commencing on January 29, 2022, the principal and accrued interest on these notes may be converted in full to shares of our common stock at a conversion price of $5.22 per share, subject to adjustment. Upon an event of default, the interest rate will automatically increase to 15% per annum compounded annually, and all unpaid principal and accrued interest may become due on demand. Upon maturity, the interest rate will automatically increase to 15% per annum compounded annually on any unpaid principal.

The forms of the Term Notes and the Convertible Notes are attached as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information provided under this Item 2.01 with respect to the Merger Agreement is a summary of certain portions of the Merger Agreement and does not purport to be a complete description and is subject to, and qualified in its entirety by, the text of the Merger Agreement, a copy of which was attached as Exhibit 10.1 to our Current Report on Form 8-K filed on August 26, 2020 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 29, 2021, we issued $1,500,000 aggregate principal amount of our Term Notes and $11.15 million aggregate principal amount of our Convertible Notes. The information required to be reported under this item with respect to such notes is incorporated by reference to the fourth, fifth and sixth paragraphs of Item 2.01 of this Current Report on Form 8-K.

On January 29, 2021, we received a $5.3 million term loan that matures in January 2022. The information required to be reported under this item with respect to such loan is incorporated by reference to the second paragraph of Item 1.01 of this Current Report on Form 8-K.

Item 3.02 Unregistered Sale of Equity Securities.

On or about January 26, 2021, we issued to 21 accredited investors an aggregate of 2,751,556 units consisting of 2,751,556 shares of our common stock and warrants to purchase an aggregate of 2,751,556 shares of our common stock in connection with the conversion of approximately $9.9 million principal amount of promissory notes and accrued interest thereon. The units were issued at a price of $4.15 per unit. The warrants are exercisable to purchase shares of our common stock for a purchase price of $4.50 per share, subject to adjustment, at any time on or prior to January 26, 2026. The form of the warrants is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the transactions contemplated by the Merger Agreement, on January 29, 2021, we issued to the sellers $1,500,000 aggregate principal amount of the Term Notes and $11.15 million aggregate principal amount of the Convertible Notes as discussed in Item 2.01 of this Current Report on Form 8-K.

Item 8.01 Other Information.

On February 1, 2020, we issued a press release press release announcing the completion of the Acquisition. On February 2, 2020, we issued a press release announcing our acquisition of our new manufacturing facility. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

The information under this Item 8.01, including Exhibits 99.1 and 99.2, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Form of Promissory Note dated January 29, 2021

4.2	Form of Convertible Promissory Note dated January 2021

4.3	Form of January 2021 Warrants to purchase common stock

10.1*	Business Loan Agreement dated January 15, 2021 between AZCOMS LLC and TerraCotta Credit REIT, LLC

99.1	Press Release dated February 1, 2021 announcing the Company’s completion of the acquisition of Skyline Partners Technology LLC d/b/a Fastback Networks.

99.2	Press Release dated February 2, 2021 announcing the Company’s acquisition of manufacturing facility.

*	Schedules, exhibits and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements furnished pursuant to this Item 8.01 and the accompanying Exhibit 99.1 are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “could,” “continue,” “anticipate” “optimistic,” “forecast” “intend,” “estimate,” “preliminary,” “project,” “seek,” “plan,” “looks to,” “on condition,” “target,” “potential,” “guidance,” “outlook” or “trend,” or other comparable terminology, or by a general discussion of strategy or goals or other future events, circumstances, or effects. Such statements include, but are not limited to, statements about our plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in our Annual Report on Form 10-K for the year ended December 31, 2019 (particularly in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in our other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on our operations, the demand for our products or services, global supply chains and economic activity in general. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Further information relating to factors that may impact our results and forward-looking statements are disclosed in our filings with the SEC. The forward-looking statements contained in this report are made as of the date of this report, and we disclaim any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2021	COMSovereign Holding Corp.

	By:	/s/ Daniel L. Hodges
Daniel L. Hodges
Chief Executive Officer

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